Subordinated Debt	12 Months Ended
Dec. 31, 2025
Northfield Bancorp, Inc. [Member]
Fair Value, by Balance Sheet Grouping [Table]
Subordinated Debt
(10)	Subordinated Debt
On June 17, 2022, the Company issued $62.0 million in aggregate principal amount of fixed-to-floating
subordinated notes (the “Notes”) to certain institutional investors. The Notes mature on June 30, 2032, unless redeemed earlier. The Notes initially bear interest, payable semi-annually in arrears, at a fixed rate of 5.00% per annum until June 30, 2027. Beginning June 30, 2027 and until maturity or redemption, the interest rate applicable to the outstanding principal amount of the Notes due will reset quarterly to an interest rate per annum equal to the then current three-month Secured Overnight Financing Rate plus 200 basis points, payable quarterly in arrears. The Company has the option to redeem the Notes, at par and in whole or in part, beginning on June 30, 2027 and to redeem the Notes at any time in whole upon certain other events. Any redemption of the Notes will be subject to prior regulatory approval to the extent required. Debt issuance costs totaled $1.1 million and are being amortized to maturity. At December 31, 2025 and December 31, 2024, subordinated debt totaled $61.7 million and $61.4 million, respectively, which included $335,000 and $558,000, respectively, of unamortized debt issuance costs. The Company recognized amortization expense of $223,000 for each of the years ended December 31, 2025, 2024 and 2023. On September 16, 2022, the Company exchanged the Notes for the publicly registered subordinated notes.